Supplement, dated October 31, 2006, to the
                        Prospectuses, dated May 1, 2006,
                                       for
                        Seligman Common Stock Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The  second  and  third  paragraphs   under  the  caption  entitled   "Portfolio
Management" on page 6 of the Fund's Prospectuses are hereby deleted in their entirety. As of such date, the Fund will continue to be managed by Seligman's Core Investment Team, headed by Mr. John B. Cunningham, the Fund's Portfolio Manager.

The following information supersedes and replaces the fourth paragraph under the caption entitled "Portfolio Management" on page 7 of the Fund's Prospectus (page 6 of the Fund's Class I Prospectus):

The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

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                   Supplement, dated October 31, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                                       for
                  Seligman Common Stock Fund, Inc. (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 1, 2006 ("SAI").

The biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 11 of the SAI relating to Mr. Michael F. McGarry is hereby deleted in its entirety.

The information relating to Mr. Michael F. McGarry contained under the caption "Portfolio Managers" which begins on page 22 of the SAI is hereby deleted in its entirety.